                                                                   Exhibit 10.17

                                      NOTE

$447,400.00                                                    December 19, 2002

         Quakertown, LLC (the "Company") hereby promises to pay to the order of Banc of America Strategic Solutions, Inc. (the "Payee"), on or before December 19, 2005, the principal sum of FOUR HUNDRED FORTY SEVEN THOUSAND, FOUR HUNDRED AND 00/100 DOLLARS ($447,400).

         The Company further agrees to pay interest on the principal amount hereof from time to time outstanding from and including the date hereof to but excluding the date such principal is paid in full at a rate per annum equal to 25%; provided that payment of all interest in excess of 10% (or, during the existence of a Default or after a Quakertown Shortfall (each as defined below), 12%) per annum (such excess, "PIK Interest") shall be deferred until the earlier of the next Anniversary Date (as defined below) or the Maturity Date (as defined below). All interest, other than PIK Interest, shall be paid in advance on the last Business Day of each month for the following month (or, in the case of the first interest payment, on the date hereof for the remainder of December 2002), it being understood that if any principal of this Note is prepaid, in whole or in part, during a month, the Payee shall credit against the obligations of the Company hereunder (or, if applicable, refund to the Company) any such interest which was paid but not earned. All PIK Interest shall be paid in cash in arrears on the first Anniversary Date after the date that it would have been payable if it were not permitted to be deferred; provided that the Company may, at its option, on the first and second Anniversary Dates, elect to pay all or any portion of the PIK Interest payable on such date by the issuance to the Payee of a new promissory note substantially similar to this Note, except that all interest thereon shall be deferred until the Maturity Date. All interest (including PIK Interest) shall be payable on the Maturity Date (and, if not paid in full on such date, thereafter on demand). All interest shall be calculated for the actual number of days elapsed based on a year of 360 days.

         Each payment (including any prepayment), and each credit described in the preceding paragraph against obligations payable, under this Note shall be applied as set forth in the Quakertown Letter Agreement (as defined below).

         The Company may prepay all or any portion of this Note at any time and from time to time, without premium or penalty. The Company shall prepay this Note with any proceeds received from the Quakertown Claim (as defined in the Security Agreement referred to below) which are to be applied hereto pursuant to the Quakertown Letter Agreement.

         All payments of principal and interest shall be made to Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"), for the account of the Payee in Dollars at the office of the Administrative Agent located at 231 South LaSalle Street, Chicago, Illinois 60697 (or such other office as the Administrative Agent shall specify in writing to the Company) not later than noon on the date due, and funds received after that time shall be deemed to have been received by the Payee on the immediately following Business Day. If any payment hereunder falls due on a day which is not a Business Day, the due date for such payment shall be extended to the next Business Day (and additional interest shall accrue for the period of such extension).

         Each of the following events shall constitute a "Default" hereunder:

         (a) The Company shall fail to pay any principal of this Note when due; or the Company shall fail to pay any interest on this Note when due and such failure to pay interest shall continue for three Business Days.

         (b) The Administrative Agent shall fail to have a first-priority perfected security interest in the Quakertown Claim (as defined in the Security Agreement); or any Lien, other than Liens in favor of the Administrative Agent and inchoate tax and ERISA liens, shall attach to the Quakertown Claim.

         (c) The Company shall fail to comply with or to perform any provision of the Security Agreement or the Agency Letter Agreement; or the Company shall contest in any manner the validity, binding nature or enforceability of the Security Agreement or the Agency Letter Agreement.

         (d) Any representation or warranty made by the Company herein is false or misleading in any material respect; any representation, warranty, statement or certification made by USPL in the Guaranty is false or misleading in any material respect; any representation or warranty made by the Company or USPL in the Security Agreement or the Pledge Agreement, as applicable, is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest in any material portion of the collateral under the applicable agreement is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the collateral under the applicable agreement are materially impaired or otherwise materially adversely affected; or any representation or warranty made by the Company or USPL in any other document furnished by the Company or USPL in connection herewith shall be false or misleading in any material respect on the date as of which such representation, warranty, statement or certification is made.

         (e) Any "Event of Default" of the type described in Section 9.1.5 of the Credit Agreement shall occur with respect to the Company or USPL (as defined below).

         (f) Any "Event of Default" of the type described in Section 9.1.12 of the Credit Agreement shall occur and be continuing with respect to the Company or USPL.

         (g) Any "Event of Default" of the type described in Section 9.1.13 of the Credit Agreement shall occur with respect to USPL, or USPL shall fail to own 100% of the membership interests of the Company.

         (h) USPL shall fail to comply with or to perform any provision of the Guaranty, the Pledge Agreement or the Agency Letter Agreement; or USPL shall contest in any manner the validity, binding nature or enforceability of the Guaranty, the Pledge Agreement or the Agency Letter Agreement.

         (i) Any representation or warranty made by USPL in the Guaranty or the Pledge Agreement or any other document furnished by USPL or any Subsidiary thereof in connection therewith shall be false or misleading in any material respect on the date as of which such representation, warranty, statement or certification is made.

         (j) Any event occurs that results in or is reasonably likely to result in a material adverse effect upon the legality, validity, binding effect or enforceability of this Note, the Security Agreement, the Guaranty or the Pledge Agreement.

         (k) The Company shall engage in any business other than the prosecution of the Quakertown Claim.

         (l) The Company shall incur any Debt other than Debt under the Quakertown Notes.

         (m) The Company shall fail to have an Independent Manager (as defined in the Limited Liability Company Agreement of the Company dated as of December 19, 2002 as in effect on the date hereof (and without giving effect to any amendment thereto)) for more than 30 consecutive days.

         (n) The Company shall make a distribution to any of its members prior to the payment in full of each of the Quakertown Notes.

         If any Default described in clause (e) of the preceding paragraph occurs, then all obligations of the Company hereunder shall become immediately due and payable. If any other Default occurs and is continuing, then the Administrative Agent may, and upon request of the Required Holders (as defined below) shall, declare all obligations of the Company hereunder to be immediately due and payable (whereupon all such obligations shall become immediately due and payable without notice of any kind).

         As used herein, the following terms have the following meanings, respectively:

         "Agency Letter Agreement" means the letter agreement dated as of December 19, 2002 among the Company, USPL, the holders of the Quakertown Notes and the Administrative Agent captioned "Appointment of Administrative Agent; Sharing of Proceeds; Agency Fees; etc.".

         "Anniversary Date" means each anniversary of the date of the issuance of this Note (or, if any such day is not a Business Day, the immediately following Business Day).

         "Credit Agreement" means the Credit Agreement dated as of September 9, 2002 among the Company, various financial institutions and Bank of America, N.A., as Administrative Agent, as in effect immediately prior to the issuance hereof.

         "Guaranty" means the guaranty dated as of the date hereof issued by USPL of the obligations of the Company under this Note and the other Quakertown Notes.

         "Maturity Date" means the date the principal hereof becomes due and payable (by acceleration or otherwise) or is prepaid.

         "Pledge Agreement" means the Membership Interest Pledge Agreement dated as of the date hereof between USPL and the Administrative Agent.

         "Quakertown Letter Agreement" means the letter agreement dated as of December 19, 2002 between the Company and the Administrative Agent captioned "Application of Quakertown Claim Proceeds".

         "Quakertown Note" means this Note and each other promissory note issued concurrently herewith pursuant to Section 13.20 of the Credit Agreement, and any promissory note issued in replacement of any of the foregoing.

         "Quakertown Shortfall" means any settlement or termination of the Quakertown Claim resulting in proceeds that are insufficient to pay in full all obligations of the Company under the Quakertown Notes. For the avoidance of doubt, a Quakertown Shortfall does not, in and of itself, constitute a Default.

         "Required Holders" means holders of more than 50% of the principal amount of all of the Quakertown Notes and (a) if there are two or three holders, at least two holders, (b) if there are four holders, at least three holders or at least two holders holding more than 60% of the Quakertown Notes and (c) if there are five or more holders, at least 50% of the holders.

         "Security Agreement" means the Second Amended and Restated Security Agreement dated as of even date herewith between the Company and the Administrative Agent.

         "USPL" means U.S. Plastic Lumber Corp., a Nevada corporation and the corporate parent of the Company.

         The Company warrants to the Payee that: (a) it is duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) the execution and delivery of this Note and the Security Agreement and the performance by the Company of its obligations hereunder and thereunder (i) are within the Company's powers, (ii) have been duly authorized by all necessary action on the Company's part, (iii) do not and will not contravene or conflict with the Company's organizational documents, violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which the Company is bound or (iv) result in, or require, the creation or imposition of any Lien on any property of the Company (other than Liens in favor of the Administrative Agent); and (c) this Note and the Security Agreement are the Company's legal, valid and binding obligations, enforceable against the Company in accordance with their respective terms.

         So long as any portion of this Note remains unpaid, the Company covenants and agrees that the Company will (a) provide the Payee, not later than 90 days after the end of each fiscal year of the Company, with unaudited financial statements of the Company for such fiscal year, including a balance sheet, income statement, statement of changes in financial position, reconciliation of members' capital accounts and customary financial notes, and
(b) promptly provide the Payee with such information regarding the assets, operations and financial condition of the Company as the Payee may from time to time reasonably request.

         In no event shall the interest rate provided for hereunder exceed the maximum rate legally chargeable by the Payee under applicable law with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, the interest rate hereunder, but for this paragraph, would exceed the Maximum Rate, then the interest rate hereunder for that month shall be the Maximum Rate, and if, in any future month, the interest rate hereunder would otherwise be less than the Maximum Rate, then the interest rate hereunder for that subsequent month shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of this Note, the total amount of interest paid or accrued under the terms of this Note is less than the total amount of interest which would, but for this paragraph, have been paid or accrued if the interest rate otherwise set forth in this Note had at all times been in effect, then the Company shall, to the extent permitted by applicable law, be liable to pay the Payee an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Note, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Note. If a court of competent jurisdiction determines that the Payee has received interest and other amounts hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, principal hereunder or, if there is no unpaid principal, the Payee shall refund to the Company such excess.

         Without limiting the foregoing paragraph, (a) the Company acknowledges that, in connection with transactions resulting in the execution and delivery of this Note, the Payee and the other holders of the Quakertown Notes have agreed to forego payment of an aggregate amount of $2,195,418.62 evidenced by the Deferred Payment Notes (as defined in the Credit Agreement); and (b) the Company agrees that, to the extent permitted by applicable law and/or by general principles of equity, the payments foregone by the Payee and such other holders shall be taken into account in determining the maximum interest rate permitted hereunder.

         This Note evidences indebtedness previously outstanding under the Credit Agreement which was assumed by the Company concurrently with the contribution by USPL to the Company of the Quakertown Claim. This Note is secured pursuant to the Security Agreement and guaranteed by USPL pursuant to the Guaranty. The Guaranty is secured pursuant to the Pledge Agreement.

         The Company agrees to pay all expenses of the Payee in connection with the preparation, execution and delivery of this Note. In addition, the Company will pay all costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Payee in connection with any Default hereunder, the enforcement of its rights hereunder and the collection of the amounts payable hereunder (in each case whether or not any lawsuit is ever filed).

         EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES

THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         The rights and privileges of the Payee hereunder shall inure to the benefit of its successors and assigns.

         This Note shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed entirely within the State of Illinois.

                                 QUAKERTOWN, LLC

                                 By: U.S. Plastic Lumber Corp., its sole Member


                                     By:  /s/ Bruce C. Rosetto
                                         ---------------------------------
                                    Title: General Counsel and Secretary
                                         ---------------------------------

                                      NOTE

$335,400.00                                                    December 19, 2002

         Quakertown, LLC (the "Company") hereby promises to pay to the order of LaSalle Bank National Association (the "Payee"), on or before December 19, 2005, the principal sum of THREE HUNDRED THIRTY FIVE THOUSAND, FOUR HUNDRED DOLLARS ($335,400.00).

         The Company further agrees to pay interest on the principal amount hereof from time to time outstanding from and including the date hereof to but excluding the date such principal is paid in full at a rate per annum equal to 25%; provided that payment of all interest in excess of 10% (or, during the existence of a Default or after a Quakertown Shortfall (each as defined below), 12%) per annum (such excess, "PIK Interest") shall be deferred until the earlier of the next Anniversary Date (as defined below) or the Maturity Date (as defined below). All interest, other than PIK Interest, shall be paid in advance on the last Business Day of each month for the following month (or, in the case of the first interest payment, on the date hereof for the remainder of December 2002), it being understood that if any principal of this Note is prepaid, in whole or in part, during a month, the Payee shall credit against the obligations of the Company hereunder (or, if applicable, refund to the Company) any such interest which was paid but not earned. All PIK Interest shall be paid in cash in arrears on the first Anniversary Date after the date that it would have been payable if it were not permitted to be deferred; provided that the Company may, at its option, on the first and second Anniversary Dates, elect to pay all or any portion of the PIK Interest payable on such date by the issuance to the Payee of a new promissory note substantially similar to this Note, except that all interest thereon shall be deferred until the Maturity Date. All interest (including PIK Interest) shall be payable on the Maturity Date (and, if not paid in full on such date, thereafter on demand). All interest shall be calculated for the actual number of days elapsed based on a year of 360 days.

         Each payment (including any prepayment), and each credit described in the preceding paragraph against obligations payable, under this Note shall be applied as set forth in the Quakertown Letter Agreement (as defined below).

         The Company may prepay all or any portion of this Note at any time and from time to time, without premium or penalty. The Company shall prepay this Note with any proceeds received from the Quakertown Claim (as defined in the Security Agreement referred to below) which are to be applied hereto pursuant to the Quakertown Letter Agreement.

         All payments of principal and interest shall be made to Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"), for the account of the Payee in Dollars at the office of the Administrative Agent located at 231 South LaSalle Street, Chicago, Illinois 60697 (or such other office as the Administrative Agent shall specify in writing to the Company) not later than noon on the date due, and funds received after that time shall be deemed to have been received by the Payee on the immediately following Business Day. If any payment hereunder falls due on a day which is not a Business Day, the due date for such payment shall be extended to the next Business Day (and additional interest shall accrue for the period of such extension).

         Each of the following events shall constitute a "Default" hereunder:

         (a) The Company shall fail to pay any principal of this Note when due; or the Company shall fail to pay any interest on this Note when due and such failure to pay interest shall continue for three Business Days.

         (b) The Administrative Agent shall fail to have a first-priority perfected security interest in the Quakertown Claim (as defined in the Security Agreement); or any Lien, other than Liens in favor of the Administrative Agent and inchoate tax and ERISA liens, shall attach to the Quakertown Claim.

         (c) The Company shall fail to comply with or to perform any provision of the Security Agreement or the Agency Letter Agreement; or the Company shall contest in any manner the validity, binding nature or enforceability of the Security Agreement or the Agency Letter Agreement.

         (d) Any representation or warranty made by the Company herein is false or misleading in any material respect; any representation, warranty, statement or certification made by USPL in the Guaranty is false or misleading in any material respect; any representation or warranty made by the Company or USPL in the Security Agreement or the Pledge Agreement, as applicable, is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest in any material portion of the collateral under the applicable agreement is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the collateral under the applicable agreement are materially impaired or otherwise materially adversely affected; or any representation or warranty made by the Company or USPL in any other document furnished by the Company or USPL in connection herewith shall be false or misleading in any material respect on the date as of which such representation, warranty, statement or certification is made.

         (e) Any "Event of Default" of the type described in Section 9.1.5 of the Credit Agreement shall occur with respect to the Company or USPL (as defined below).

         (f) Any "Event of Default" of the type described in Section 9.1.12 of the Credit Agreement shall occur and be continuing with respect to the Company or USPL.

         (g) Any "Event of Default" of the type described in Section 9.1.13 of the Credit Agreement shall occur with respect to USPL, or USPL shall fail to own 100% of the membership interests of the Company.

         (h) USPL shall fail to comply with or to perform any provision of the Guaranty, the Pledge Agreement or the Agency Letter Agreement; or USPL shall contest in any manner the validity, binding nature or enforceability of the Guaranty, the Pledge Agreement or the Agency Letter Agreement.

         (i) Any representation or warranty made by USPL in the Guaranty or the Pledge Agreement or any other document furnished by USPL or any Subsidiary thereof in connection therewith shall be false or misleading in any material respect on the date as of which such representation, warranty, statement or certification is made.

         (j) Any event occurs that results in or is reasonably likely to result in a material adverse effect upon the legality, validity, binding effect or enforceability of this Note, the Security Agreement, the Guaranty or the Pledge Agreement.

         (k) The Company shall engage in any business other than the prosecution of the Quakertown Claim.

         (l) The Company shall incur any Debt other than Debt under the Quakertown Notes.

         (m) The Company shall fail to have an Independent Manager (as defined in the Limited Liability Company Agreement of the Company dated as of December 19, 2002 as in effect on the date hereof (and without giving effect to any amendment thereto)) for more than 30 consecutive days.

         (n) The Company shall make a distribution to any of its members prior to the payment in full of each of the Quakertown Notes.

         If any Default described in clause (e) of the preceding paragraph occurs, then all obligations of the Company hereunder shall become immediately due and payable. If any other Default occurs and is continuing, then the Administrative Agent may, and upon request of the Required Holders (as defined below) shall, declare all obligations of the Company hereunder to be immediately due and payable (whereupon all such obligations shall become immediately due and payable without notice of any kind).

         As used herein, the following terms have the following meanings, respectively:

         "Agency Letter Agreement" means the letter agreement dated as of December 19, 2002 among the Company, USPL, the holders of the Quakertown Notes and the Administrative Agent captioned "Appointment of Administrative Agent; Sharing of Proceeds; Agency Fees; etc.".

         "Anniversary Date" means each anniversary of the date of the issuance of this Note (or, if any such day is not a Business Day, the immediately following Business Day).

         "Credit Agreement" means the Credit Agreement dated as of September 9, 2002 among the Company, various financial institutions and Bank of America, N.A., as Administrative Agent, as in effect immediately prior to the issuance hereof.

         "Guaranty" means the guaranty dated as of the date hereof issued by USPL of the obligations of the Company under this Note and the other Quakertown Notes.

         "Maturity Date" means the date the principal hereof becomes due and payable (by acceleration or otherwise) or is prepaid.

         "Pledge Agreement" means the Membership Interest Pledge Agreement dated as of the date hereof between USPL and the Administrative Agent.

         "Quakertown Letter Agreement" means the letter agreement dated as of December 19, 2002 between the Company and the Administrative Agent captioned "Application of Quakertown Claim Proceeds".

         "Quakertown Note" means this Note and each other promissory note issued concurrently herewith pursuant to Section 13.20 of the Credit Agreement, and any promissory note issued in replacement of any of the foregoing.

         "Quakertown Shortfall" means any settlement or termination of the Quakertown Claim resulting in proceeds that are insufficient to pay in full all obligations of the Company under the Quakertown Notes. For the avoidance of doubt, a Quakertown Shortfall does not, in and of itself, constitute a Default.

         "Required Holders" means holders of more than 50% of the principal amount of all of the Quakertown Notes and (a) if there are two or three holders, at least two holders, (b) if there are four holders, at least three holders or at least two holders holding more than 60% of the Quakertown Notes and (c) if there are five or more holders, at least 50% of the holders.

         "Security Agreement" means the Second Amended and Restated Security Agreement dated as of even date herewith between the Company and the Administrative Agent.

         "USPL" means U.S. Plastic Lumber Corp., a Nevada corporation and the corporate parent of the Company.

         The Company warrants to the Payee that: (a) it is duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) the execution and delivery of this Note and the Security Agreement and the performance by the Company of its obligations hereunder and thereunder (i) are within the Company's powers, (ii) have been duly authorized by all necessary action on the Company's part, (iii) do not and will not contravene or conflict with the Company's organizational documents, violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which the Company is bound or (iv) result in, or require, the creation or imposition of any Lien on any property of the Company (other than Liens in favor of the Administrative Agent); and (c) this Note and the Security Agreement are the Company's legal, valid and binding obligations, enforceable against the Company in accordance with their respective terms.

         So long as any portion of this Note remains unpaid, the Company covenants and agrees that the Company will (a) provide the Payee, not later than 90 days after the end of each fiscal year of the Company, with unaudited financial statements of the Company for such fiscal year, including a balance sheet, income statement, statement of changes in financial position, reconciliation of members' capital accounts and customary financial notes, and
(b) promptly provide the Payee with such information regarding the assets, operations and financial condition of the Company as the Payee may from time to time reasonably request.

         In no event shall the interest rate provided for hereunder exceed the maximum rate legally chargeable by the Payee under applicable law with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, the interest rate hereunder, but for this paragraph, would exceed the Maximum Rate, then the interest rate hereunder for that month shall be the Maximum Rate, and if, in any future month, the interest rate hereunder would otherwise be less than the Maximum Rate, then the interest rate hereunder for that subsequent month shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of this Note, the total amount of interest paid or accrued under the terms of this Note is less than the total amount of interest which would, but for this paragraph, have been paid or accrued if the interest rate otherwise set forth in this Note had at all times been in effect, then the Company shall, to the extent permitted by applicable law, be liable to pay the Payee an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Note, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Note. If a court of competent jurisdiction determines that the Payee has received interest and other amounts hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, principal hereunder or, if there is no unpaid principal, the Payee shall refund to the Company such excess.

         Without limiting the foregoing paragraph, (a) the Company acknowledges that, in connection with transactions resulting in the execution and delivery of this Note, the Payee and the other holders of the Quakertown Notes have agreed to forego payment of an aggregate amount of $2,195,418.62 evidenced by the Deferred Payment Notes (as defined in the Credit Agreement); and (b) the Company agrees that, to the extent permitted by applicable law and/or by general principles of equity, the payments foregone by the Payee and such other holders shall be taken into account in determining the maximum interest rate permitted hereunder.

         This Note evidences indebtedness previously outstanding under the Credit Agreement which was assumed by the Company concurrently with the contribution by USPL to the Company of the Quakertown Claim. This Note is secured pursuant to the Security Agreement and guaranteed by USPL pursuant to the Guaranty. The Guaranty is secured pursuant to the Pledge Agreement.

         The Company agrees to pay all expenses of the Payee in connection with the preparation, execution and delivery of this Note. In addition, the Company will pay all costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Payee in connection with any Default hereunder, the enforcement of its rights hereunder and the collection of the amounts payable hereunder (in each case whether or not any lawsuit is ever filed).

         EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES

THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         The rights and privileges of the Payee hereunder shall inure to the benefit of its successors and assigns.

         This Note shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed entirely within the State of Illinois.

                                 QUAKERTOWN, LLC

                                 By: U.S. Plastic Lumber Corp., its sole Member

                                     By:  /s/ Bruce C. Rosetto
                                         ---------------------------------
                                     Title: General Counsel and Secretary
                                         ---------------------------------

                                      NOTE

$217,200.00                                                   December 19, 2002

         Quakertown, LLC (the "Company") hereby promises to pay to the order of Union Planters Bank National Association (the "Payee"), on or before December 19, 2005, the principal sum of TWO HUNDRED SEVENTEEN THOUSAND, TWO HUNDRED DOLLARS ($217,200.00).

         The Company further agrees to pay interest on the principal amount hereof from time to time outstanding from and including the date hereof to but excluding the date such principal is paid in full at a rate per annum equal to 25%; provided that payment of all interest in excess of 10% (or, during the existence of a Default or after a Quakertown Shortfall (each as defined below), 12%) per annum (such excess, "PIK Interest") shall be deferred until the earlier of the next Anniversary Date (as defined below) or the Maturity Date (as defined below). All interest, other than PIK Interest, shall be paid in advance on the last Business Day of each month for the following month (or, in the case of the first interest payment, on the date hereof for the remainder of December 2002), it being understood that if any principal of this Note is prepaid, in whole or in part, during a month, the Payee shall credit against the obligations of the Company hereunder (or, if applicable, refund to the Company) any such interest which was paid but not earned. All PIK Interest shall be paid in cash in arrears on the first Anniversary Date after the date that it would have been payable if it were not permitted to be deferred; provided that the Company may, at its option, on the first and second Anniversary Dates, elect to pay all or any portion of the PIK Interest payable on such date by the issuance to the Payee of a new promissory note substantially similar to this Note, except that all interest thereon shall be deferred until the Maturity Date. All interest (including PIK Interest) shall be payable on the Maturity Date (and, if not paid in full on such date, thereafter on demand). All interest shall be calculated for the actual number of days elapsed based on a year of 360 days.

         Each payment (including any prepayment), and each credit described in the preceding paragraph against obligations payable, under this Note shall be applied as set forth in the Quakertown Letter Agreement (as defined below).

         The Company may prepay all or any portion of this Note at any time and from time to time, without premium or penalty. The Company shall prepay this Note with any proceeds received from the Quakertown Claim (as defined in the Security Agreement referred to below) which are to be applied hereto pursuant to the Quakertown Letter Agreement.

         All payments of principal and interest shall be made to Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"), for the account of the Payee in Dollars at the office of the Administrative Agent located at 231 South LaSalle Street, Chicago, Illinois 60697 (or such other office as the Administrative Agent shall specify in writing to the Company) not later than noon on the date due, and funds received after that time shall be deemed to have been received by the Payee on the immediately following Business Day. If any payment hereunder falls due on a day which is not a Business Day, the due date for such payment shall be extended to the next Business Day (and additional interest shall accrue for the period of such extension).

         Each of the following events shall constitute a "Default" hereunder:

         (a) The Company shall fail to pay any principal of this Note when due; or the Company shall fail to pay any interest on this Note when due and such failure to pay interest shall continue for three Business Days.

         (b) The Administrative Agent shall fail to have a first-priority perfected security interest in the Quakertown Claim (as defined in the Security Agreement); or any Lien, other than Liens in favor of the Administrative Agent and inchoate tax and ERISA liens, shall attach to the Quakertown Claim.

         (c) The Company shall fail to comply with or to perform any provision of the Security Agreement or the Agency Letter Agreement; or the Company shall contest in any manner the validity, binding nature or enforceability of the Security Agreement or the Agency Letter Agreement.

         (d) Any representation or warranty made by the Company herein is false or misleading in any material respect; any representation, warranty, statement or certification made by USPL in the Guaranty is false or misleading in any material respect; any representation or warranty made by the Company or USPL in the Security Agreement or the Pledge Agreement, as applicable, is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest in any material portion of the collateral under the applicable agreement is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the collateral under the applicable agreement are materially impaired or otherwise materially adversely affected; or any representation or warranty made by the Company or USPL in any other document furnished by the Company or USPL in connection herewith shall be false or misleading in any material respect on the date as of which such representation, warranty, statement or certification is made.

         (e) Any "Event of Default" of the type described in Section 9.1.5 of the Credit Agreement shall occur with respect to the Company or USPL (as defined below).

         (f) Any "Event of Default" of the type described in Section 9.1.12 of the Credit Agreement shall occur and be continuing with respect to the Company or USPL.

         (g) Any "Event of Default" of the type described in Section 9.1.13 of the Credit Agreement shall occur with respect to USPL, or USPL shall fail to own 100% of the membership interests of the Company.

         (h) USPL shall fail to comply with or to perform any provision of the Guaranty, the Pledge Agreement or the Agency Letter Agreement; or USPL shall contest in any manner the validity, binding nature or enforceability of the Guaranty, the Pledge Agreement or the Agency Letter Agreement.

         (i) Any representation or warranty made by USPL in the Guaranty or the Pledge Agreement or any other document furnished by USPL or any Subsidiary thereof in connection therewith shall be false or misleading in any material respect on the date as of which such representation, warranty, statement or certification is made.

         (j) Any event occurs that results in or is reasonably likely to result in a material adverse effect upon the legality, validity, binding effect or enforceability of this Note, the Security Agreement, the Guaranty or the Pledge Agreement.

         (k) The Company shall engage in any business other than the prosecution of the Quakertown Claim.

         (l) The Company shall incur any Debt other than Debt under the Quakertown Notes.

         (m) The Company shall fail to have an Independent Manager (as defined in the Limited Liability Company Agreement of the Company dated as of December 19, 2002 as in effect on the date hereof (and without giving effect to any amendment thereto)) for more than 30 consecutive days.

         (n) The Company shall make a distribution to any of its members prior to the payment in full of each of the Quakertown Notes.

         If any Default described in clause (e) of the preceding paragraph occurs, then all obligations of the Company hereunder shall become immediately due and payable. If any other Default occurs and is continuing, then the Administrative Agent may, and upon request of the Required Holders (as defined below) shall, declare all obligations of the Company hereunder to be immediately due and payable (whereupon all such obligations shall become immediately due and payable without notice of any kind).

         As used herein, the following terms have the following meanings, respectively:

         "Agency Letter Agreement" means the letter agreement dated as of December 19, 2002 among the Company, USPL, the holders of the Quakertown Notes and the Administrative Agent captioned "Appointment of Administrative Agent; Sharing of Proceeds; Agency Fees; etc.".

         "Anniversary Date" means each anniversary of the date of the issuance of this Note (or, if any such day is not a Business Day, the immediately following Business Day).

         "Credit Agreement" means the Credit Agreement dated as of September 9, 2002 among the Company, various financial institutions and Bank of America, N.A., as Administrative Agent, as in effect immediately prior to the issuance hereof.

         "Guaranty" means the guaranty dated as of the date hereof issued by USPL of the obligations of the Company under this Note and the other Quakertown Notes.

         "Maturity Date" means the date the principal hereof becomes due and payable (by acceleration or otherwise) or is prepaid.

         "Pledge Agreement" means the Membership Interest Pledge Agreement dated as of the date hereof between USPL and the Administrative Agent.

         "Quakertown Letter Agreement" means the letter agreement dated as of December 19, 2002 between the Company and the Administrative Agent captioned "Application of Quakertown Claim Proceeds".

         "Quakertown Note" means this Note and each other promissory note issued concurrently herewith pursuant to Section 13.20 of the Credit Agreement, and any promissory note issued in replacement of any of the foregoing.

         "Quakertown Shortfall" means any settlement or termination of the Quakertown Claim resulting in proceeds that are insufficient to pay in full all obligations of the Company under the Quakertown Notes. For the avoidance of doubt, a Quakertown Shortfall does not, in and of itself, constitute a Default.

         "Required Holders" means holders of more than 50% of the principal amount of all of the Quakertown Notes and (a) if there are two or three holders, at least two holders, (b) if there are four holders, at least three holders or at least two holders holding more than 60% of the Quakertown Notes and (c) if there are five or more holders, at least 50% of the holders.

         "Security Agreement" means the Second Amended and Restated Security Agreement dated as of even date herewith between the Company and the Administrative Agent.

         "USPL" means U.S. Plastic Lumber Corp., a Nevada corporation and the corporate parent of the Company.

         The Company warrants to the Payee that: (a) it is duly organized, validly existing and in good standing under the laws of the State of Nevada; (b) the execution and delivery of this Note and the Security Agreement and the performance by the Company of its obligations hereunder and thereunder (i) are within the Company's powers, (ii) have been duly authorized by all necessary action on the Company's part, (iii) do not and will not contravene or conflict with the Company's organizational documents, violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or other governmental instrumentality or any agreement, instrument or indenture by which the Company is bound or (iv) result in, or require, the creation or imposition of any Lien on any property of the Company (other than Liens in favor of the Administrative Agent); and (c) this Note and the Security Agreement are the Company's legal, valid and binding obligations, enforceable against the Company in accordance with their respective terms.

         So long as any portion of this Note remains unpaid, the Company covenants and agrees that the Company will (a) provide the Payee, not later than 90 days after the end of each fiscal year of the Company, with unaudited financial statements of the Company for such fiscal year, including a balance sheet, income statement, statement of changes in financial position, reconciliation of members' capital accounts and customary financial notes, and
(b) promptly provide the Payee with such information regarding the assets, operations and financial condition of the Company as the Payee may from time to time reasonably request.

         In no event shall the interest rate provided for hereunder exceed the maximum rate legally chargeable by the Payee under applicable law with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, the interest rate hereunder, but for this paragraph, would exceed the Maximum Rate, then the interest rate hereunder for that month shall be the Maximum Rate, and if, in any future month, the interest rate hereunder would otherwise be less than the Maximum Rate, then the interest rate hereunder for that subsequent month shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of this Note, the total amount of interest paid or accrued under the terms of this Note is less than the total amount of interest which would, but for this paragraph, have been paid or accrued if the interest rate otherwise set forth in this Note had at all times been in effect, then the Company shall, to the extent permitted by applicable law, be liable to pay the Payee an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Note, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Note. If a court of competent jurisdiction determines that the Payee has received interest and other amounts hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, principal hereunder or, if there is no unpaid principal, the Payee shall refund to the Company such excess.

         Without limiting the foregoing paragraph, (a) the Company acknowledges that, in connection with transactions resulting in the execution and delivery of this Note, the Payee and the other holders of the Quakertown Notes have agreed to forego payment of an aggregate amount of $2,195,418.62 evidenced by the Deferred Payment Notes (as defined in the Credit Agreement); and (b) the Company agrees that, to the extent permitted by applicable law and/or by general principles of equity, the payments foregone by the Payee and such other holders shall be taken into account in determining the maximum interest rate permitted hereunder.

         This Note evidences indebtedness previously outstanding under the Credit Agreement which was assumed by the Company concurrently with the contribution by USPL to the Company of the Quakertown Claim. This Note is secured pursuant to the Security Agreement and guaranteed by USPL pursuant to the Guaranty. The Guaranty is secured pursuant to the Pledge Agreement.

         The Company agrees to pay all expenses of the Payee in connection with the preparation, execution and delivery of this Note. In addition, the Company will pay all costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Payee in connection with any Default hereunder, the enforcement of its rights hereunder and the collection of the amounts payable hereunder (in each case whether or not any lawsuit is ever filed).

         EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES

THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         The rights and privileges of the Payee hereunder shall inure to the benefit of its successors and assigns.

         This Note shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed entirely within the State of Illinois.

                                 QUAKERTOWN, LLC

                                 By: U.S. Plastic Lumber Corp., its sole Member

                                     By:  /s/ Bruce C. Rosetto
                                         ---------------------------------
                                     Title: General Counsel and Secretary
                                         ---------------------------------